Exhibit 99.1

Contact: Lorraine D. Miller, CFA         OR     John P. Saldarelli
         WestPoint Stevens                      American Property Investors Inc.
         Senior Vice President                  Chief Financial Officer
         Finance and External Communications    Secretary and Treasurer
         404.378.0491                           914.242.7700


FOR IMMEDIATE RELEASE
---------------------


    WESTPOINT STEVENS SALE TO AMERICAN REAL ESTATE PARTNERS APPROVED BY COURT

WEST POINT, GEORGIA, and MOUNT KISCO, NEW YORK (June 30, 2005) - WestPoint Stevens Inc. (Pink Sheet: WSPTQ.PK) ("WestPoint") and American Real Estate Partners, L.P. (NYSE:ACP) ("AREP") announced today that the U.S. Bankruptcy Court has approved the sale of substantially all of WestPoint's assets to an indirect subsidiary of AREP, which is controlled by Carl C. Icahn. The AREP offer was the highest and best bid received in connection with the sale process approved by the Court in its reorganization proceedings for WestPoint.

The terms of the agreement valued at $703.5 million, include the purchase of substantially all of the assets of WestPoint, the repayment of WestPoint's outstanding debtor-in-possession loans and assumption of certain working capital liabilities, the satisfaction of other secured claims, and the payment of $3 million for wind-down costs. The agreement also provides for the issuance on account of the first lien debt of 35.0% of the equity in WS Textile Co. Inc., a newly formed company that will own indirectly the assets of WestPoint, a $125 million rights offering for 47.5% of the equity of WS Textile Co., Inc., and a cash investment of $187 million by AREP for 17.5% of the equity of WS Textile Co., Inc. By virtue of its position as a holder of WestPoint debt, AREP has agreed to subscribe to its portion of the rights expected to represent equity interests of not less than 19% of WS Textile Co., Inc. and has agreed to subscribe for any unexercised rights shares. As a result, it is expected that AREP will own in excess of 50% of the outstanding shares of WS Textile Co., Inc and may own up to 79%, to the extent the subscription rights are not exercised. A closing date for the proposed sale has yet to be announced. The closing of the sale is subject to customary and other deal-specific conditions and will be reflected in an order of the U.S. Bankruptcy Court authorizing the transaction, which is expected to be entered next week. Following the sale, WestPoint will wind down its estate, and as a result, all shares of its common stock would be cancelled with no payment.

Carl C. Icahn, Chairman of the Board of AREP's general partner reported "We are pleased with the outcome of this process and with WestPoint. We look forward to continuing to earn the trust of WestPoint's customers, employees and vendors."

M.L. "Chip" Fontenot, President and CEO of WestPoint Stevens commented, "Court approval of the sale agreement for WestPoint Stevens brings us closer to the successful conclusion of our reorganization process. Going forward, we will seek to take advantage of global opportunities."

Mr. Fontenot added, "I would like to thank our customers for their support during this very difficult process. In addition, we are extremely grateful for the support of our employees, vendors and communities."

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     507 West Tenth Street o Post Office Box 71 o West Point, Georgia 31833
                            www.westpointstevens.com

WestPoint Stevens Inc. is a leading home fashions consumer products company, with a wide range of bed linens, towels, blankets, comforters and accessories marketed under the well-known brand names GRAND PATRICIAN, PATRICIAN, MARTEX, ATELIER MARTEX, BABY MARTEX, UTICA, STEVENS, LADY PEPPERELL, SEDUCTION, VELLUX and CHATHAM - all registered trademarks owned by WestPoint Stevens Inc. and its subsidiaries - and under licensed brands including CHARISMA, RALPH LAUREN HOME, DISNEY HOME and GLYNDA TURLEY. WestPoint Stevens can be found on the World Wide Web at www.westpointstevens.com.

AREP, is a master limited partnership engaged in a variety of businesses including oil and gas exploration and production; casino gaming and associated hotel, restaurant and entertainment operations; real estate activities including commercial rentals, residential development and associated resort activities; and investments in equity and debt securities. AREP seeks to continue to grow and enhance the value of its core businesses and to acquire undervalued assets and companies that are distressed or in out-of-favor industries.


This shall not constitute an offer of any securities for sale, which offer may be made only pursuant to a registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or an exemption therefrom. This shall not constitute an offer to sell or the solicitation of an offer to buy securities in any State in which such offer or solicitation would be unlawful prior to registration or qualification under the securities law of any such State.

AREP Safe Harbor Statement: This release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, many of which are beyond our ability to control or predict. Forward-looking statements may be identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "will" or words of similar meaning and include, but are not limited to, statements about the expected future business and financial performance of AREP and its subsidiaries. Among these risks and uncertainties are changes in risks related to our oil and gas exploration and production operations, including costs of drilling, completing and operating wells and the effects of regulation, risks related to our casino gaming and associated hotel, restaurant and entertainment operations, including the effects of regulation, substantial competition, rising operating costs and economic downturns, risks related to our real estate activities including the extent of any tenant bankruptcies and insolvencies, our ability to maintain tenant occupancy at current levels, our ability to obtain, at reasonable costs, adequate insurance coverage, competition for investment properties, and other risks and uncertainties detailed from time to time in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise.

WestPoint Safe Harbor Statement: Except for historical information contained herein, certain matters set forth in this press release are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties may be attributable to important factors that include but are not limited to the following: Product margins may vary from those projected; Raw material prices may vary from those assumed; Additional reserves may be required for bad debts, returns, allowances, governmental compliance costs, or litigation; There may be changes in the performance of financial markets or fluctuations in foreign currency exchange rates; Unanticipated natural disasters could have a material impact upon results of operations; There may be changes in the general economic conditions that affect customer practices or consumer spending; Competition for retail and wholesale customers, pricing and transportation of products may vary from time to time due to seasonal variations or otherwise; Customer preferences for our products can be affected by competition, or general market demand for domestic or imported goods or the quantity, quality, price or delivery time of such goods; There could be an unanticipated loss of a material customer or a material license; The availability and price of raw materials could be affected by weather, disease, energy costs or other factors. The information contained in this release is as of June 30, 2005. WestPoint Stevens assumes no obligation to update any forward-looking statements contained in this document as a result of new information or future events or developments.


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